                         NINTH AMENDMENT AGREEMENT


From:  The Chase Manhattan Bank,
       N.A.
       Bangkok Branch
       International Banking
       Facility (the "BANK")
       20 North Sathorn Road
       Silcom, Bangrak, Bangkok
       Thailand

To:    Thai Romo Limited (the
       "BORROWER")
       92/50-51 Sathorn Thani II
       Building
       18th Floor, North Sathorn
       Road
       Kwaeng Silom, Khet Bangrak
       Bangkok, Thailand

To:    Rutherford Moran Oil             Patrick R. Rutherford
       Corporation                      3466 Ella Lee Lane
       5 Greenway Plaza                 Houston, Texas  77027
       Suite 220                        United States of America
       Houston, Texas  77046
       United States of America

       John A. Moran                    Sidney F. Jones, Jr.
       1424 South Ocean Blvd.           P.O. Box 2102
       Palm Beach, Florida  33480       Houston, Texas  77252
       United States of America         United States of America

       PRRTHAI, INC.                    Red Oak Holdings, Inc.
       THAIPRR, L.P.                    c/o Chase Manhattan
       JAMTHAI, INC.                         Overseas Banking
       THAIJAM, L.P.                         Corporation
       SFJTHAI, INC.                    802 Delaware Avenue
       THAISFJ, L.P.                    Thirteenth Floor
       MDMTHAI, INC.                    Wilmington, Delaware  19801
       SRRTHAI, INC.                    United States of America
       5 Greenway Plaza                 ("RED OAK")
       Suite 220
       Houston, Texas  77046
       United States of America

       (together, the "SPONSORS")

To:    Rutherford Moran Oil             Red Oak Holdings, Inc.
       Corporation                      c/o Chase Manhattan
       PRRTHAI, INC.                         Overseas Banking
       THAIPRR, L.P.                         Corporation
       JAMTHAI, INC.                    802 Delaware Avenue
       THAIJAM, L.P.                    Thirteenth Floor
       SFJTHAI, INC.                    Wilmington, Delaware  19801
       THAISFJ, L.P.                    United States of America
       MDMTHAI, INC.
       SRRTHAI, INC.
       (all of which are at the
       address stated above)

(together the "SHARE PLEDGORS" and, in a separate capacity, the "LOAN NOTE PLEDGORS")

Gentlemen:

                            PART I -- LOAN AGREEMENT

1. We refer to the Loan Agreement dated 28th November, 1994 between the Borrower and the Bank as amended by letter agreements dated 7th April, 1995, 31st May, 1995, 14th June, 1995, 30th June, 1995, the two letter agreements dated 7th July, 1995 and the letter agreements dated
     20th December, 1995 and 22nd April, 1995 respectively from us to, and agreed by, you (as so amended the "LOAN AGREEMENT").

2. Subject to the condition precedent of the Bank's receipt (or the Bank's waiver of receipt) of all the documents set out in Annex I (Conditions Precedent) to this Letter, in form and substance satisfactory to the Bank, the Bank and the Borrower agree to amend the Loan Agreement with effect on and from such date (the "EFFECTIVE DATE") as the Bank and the Borrower shall agree in writing to be the Effective Date for the purpose of this Letter following the Bank's notifying the Borrower in writing that such condition precedent has been satisfied or waived so that it shall be and be deemed to be, with effect from the Effective Date, amended in the following manner:

     (a)  in Clause 1 (Definitions) the definitions of the term:

          (i) "FINAL MATURITY DATE" shall be deleted and the following shall be inserted in its place:

               ""FINAL MATURITY DATE" means 30th June, 1996;"; and

          (ii) "COMMITMENT" shall be deleted and the following shall be inserted in its place:

               ""COMMITMENT" means $47,000,000 to the extent not cancelled, reduced or terminated hereunder."

     (b) in Clause 1 (Definitions) the following shall be inserted in alphabetical order:

          ""NINTH AMENDMENT AGREEMENT" means the letter dated on or about 22nd May, 1996 from the Bank to, and accepted by, the Borrower, the Sponsors and the Pledgors;";

     (c) in Clause 1 (Definitions) the reference definitions in the penultimate paragraph before Clause 2 (Facility), the words "and/or" prior to the reference to "the Eighth Amendment Agreement shall be replaced by a "," and the words "and/or the Ninth Amendment Agreement" shall be inserted prior to "(as the case may be)"; and

     (d) in Clause 3.2(iii) the amount in the third line thereof after the words "amount of" shall be deleted and "$7,000,000" shall be inserted in its place.

3. The Bank may waive receipt of the documents referred to in Annex I (conditions Precedent) at the sole discretion of the Bank and on such terms as the Bank shall see fit.

4. Prior to the Effective Date, but subject always to paragraph 5 below, the Borrower may continue to draw Loans under the Loan Agreement in its unamended form provided that such Loans, together with existing outstanding Loans, shall not exceed an aggregate amount of US$44,000,000.

5. If the condition precedent referred to in paragraph 2 above has not been satisfied (or waived by the Bank) on or before 29th May, 1996:

     (a) the Loan Agreement shall not be amended as provided for in paragraph 2 above; and

     (b) the Borrower shall repay all the outstanding Loans on 31st May, 1996 in accordance with the Loan Agreement (as unamended).

6. By its countersignature hereto, the Borrower represents and warrants to the Bank in the terms of Clause 14 (Representations and Warranties) of the Loan Agreement (as though the amendments referred to in paragraph 2 of this Letter were effective immediately) and Clause 11 (Representations and Warranties of the Borrower) of the Subordination and Sponsor Support Agreement, mutatis mutandis, save that references to "this Agreement", "herein" and like expressions shall be construed as references to each of:

     (a)  this Letter; and

     (b)  the Loan Agreement as amended by this Letter.

7. Clause 18.2 (Expenses) of the Loan Agreement shall apply to this Letter, mutatis mutandis, and the Borrower will reimburse the Bank, promptly on demand, for all charges and reasonable expenses incurred by the Bank in connection with the negotiation, preparation and execution of this Letter.

8. The following Clauses in the Loan Agreement shall apply (as though the amendments referred to in paragraph 2 of this Letter were effective immediately), mutatis mutandis, to Part I and, insofar as it applies to the Borrower, Part IV of this Letter as though references therein to "this Agreement", the "Finance Documents", "herein" and like expressions were references to this Letter:

     Clause 8.3     (Default Interest)
     Clause 10      (Payments)
     Clause 11      (Taxes)
     Clause 18.3    (Stamp Duties)
     Clause 18.5    (Assignment)
     Clause 18.6    (Set-Off)
     Clause 18.7    (Currency Indemnity)
     Clause 18.8    (Waivers, Remedies Cumulative)
     Clause 19      (Notices)
     Clause 20.2    (Forum).

9. The Sponsors, the Share Pledgors and the Loan Note Pledgors (in their capacity as such) shall have no rights or liabilities under this Part I.

             PART II -- SUBORDINATION AND SPONSOR SUPPORT AGREEMENT

10.  We refer to the Subordination and Sponsor Support Agreement dated
     28th November, 1994 between the Borrower, the Bank and the Sponsors as amended by letter agreements dated 7th April, 1995, 7th July, 1995 and 20th December, 1995 and 22nd April, 1996 from us to, and agreed by you (as so amended the "SUBORDINATION AND SPONSOR SUPPORT AGREEMENT").

11. The Borrower, the Bank and the Sponsors agree to amend further the Subordination and Sponsor Support Agreement, with immediate effect, so that:

     (a) in Clause 1.1 (Terms Defined) the definition of the term "SENIOR CREDIT AGREEMENT" shall be deleted and the following shall be inserted in its place:

          ""SENIOR CREDIT AGREEMENT" means the Loan Agreement dated
          28th November, 1994 between the Borrower and the Bank as amended by letter agreements dated 7th April, 1995, 31st May, 1995, 14th June, 1995, 30th June, 1995, the two letter agreements dated 7th July, 1995, the letter agreement dated 20th December, 1995, the letter agreement dated 22nd April, 1996 and the letter agreement dated on or about
          28th May, 1996 respectively from the Bank to, and agreed by, the Borrower.";

12. The Sponsors, by their counter-signatures hereto, consent to the amendments made to the Loan Agreement by Part I of this Letter and confirm that the Subordination and Sponsor Support Agreement (as amended hereby) shall continue to have full force and effect with reference to the Loan Agreement (as so amended).

13. By their countersignatures hereto, the Sponsors represent and warrant to the Bank in the terms of Clause 12 (Representations and Warranties of the Sponsors) of the Subordination and Sponsor Support Agreement (as though the amendments referred to in paragraph 11 of this Letter were effective immediately), mutatis mutandis, save that references to "this Agreement", "herein" and like expressions shall be construed as references to each of:

     (a)  this Letter; and

     (b)  the Subordination and Sponsor Support Agreement (as amended hereby).

14. The following Clauses of the Subordination and Sponsor Support Agreement (as though the amendments referred to in paragraph 11 of this Letter were effective immediately) shall apply, mutatis mutandis, to Part II and, insofar as it applies to the Sponsors or the Subordination and Sponsor Support Agreement, Part V of this Letter as though references therein to "this Agreement" and "herein" and like expressions were references to this Letter (or, in the case of Clause 21.1 (Rights of the Borrower), to this Part II only of this Letter):

     Clause 21 (General)
     Clause 22 (Sponsor's obligations joint and several)
     Clause 23 (Notices)
     Clause 24 (Jurisdiction).

15. The Share Pledgors and the Loan Note Pledgors (in their capacity as such) shall have no rights or liabilities under this Part II.

          PART III -- SHARE PLEDGE AGREEMENT AND SHAREHOLDERS' CONSENT

16.  We refer to:

     (a) the Share Pledge Agreement dated 13th July, 1995 between the Share Pledgors and the Bank as pledgee (the "SHARE PLEDGE AGREEMENT"); and

     (b) the Shareholders' Consent letter dated 13th July, 1995 from the Share Pledgors to the Bank in connection with the Loan Agreement and the Subordination and Sponsor Support Agreement (the "SHAREHOLDERS' CONSENT").

17. The Share Pledgors, by their counter-signatures hereto, consent to the amendments made to the Loan Agreement by Part 1 of this Letter and confirm that the Share Pledge Agreement and the Shareholders' Consent, each as amended pursuant to Clause 17 above, shall continue to have full force and effect with reference to the Loan Agreement (as so amended).

18. The Borrower, the Sponsors and the Loan Note Pledgors (in their capacity as such) shall have no rights or liabilities under this Part III.

              PART IV -- PLEDGE OF SHAREHOLDER LOAN NOTES AGREEMENT

19.  We refer to:

     (a) the Pledge of Shareholder Loan Notes Agreement (the "MASTER PLEDGE AGREEMENT") dated 13th July, 1995 between the Bank and the Loan Note Pledgors; and

     (b) the individual loan note pledges (the "INDIVIDUAL PLEDGES") dated 13th July, 1995 entered into by each Loan Note Pledgor in connection with the Master Pledge Agreement.

20. The Loan Note Pledgors, by their counter-signature hereto, confirm that the Master Pledge Agreement and the Individual Pledges shall continue to have full force and effect with reference to the Loan Agreement (as so amended).

21. The Borrower, the Sponsors and the Share Pledgors (in their capacity as such) shall have no rights or liabilities under this Part IV.

                                PART V -- GENERAL

22. Terms defined in the Loan Agreement (as though the amendments referred to in paragraph 2 of this Letter were effective immediately) shall, when used in this Letter, bear the same meaning in this Letter as in the Loan Agreement.

23. This Letter shall be governed by and construed in accordance with the Laws of England apart from paragraphs 17 and 20 which shall be governed by and construed in accordance with the laws of Thailand.

Yours faithfully,




Dated:                May 29, 1996


      /s/ Tim Chapman
- -------------------------------
For and on behalf of
The Chase Manhattan Bank, N.A.
Bangkok Branch
Bangkok International Banking
Facility

BORROWER

We hereby agree to the above.

Dated:                May 28, 1996


     /s/ Michael D. McCoy
- -------------------------------
For and on behalf of
Thai Romo Limited

SPONSORS

We hereby agree to the above.

Dated:               May 28, 1996


       /s/ Pat Rutherford                      /s/ Patrick Rutherford
- -----------------------------------     -------------------------------------
For and on behalf of                    Patrick R. Rutherford
Rutherford Moran Oil
Corporation


      /s/ John A. Moran                       /s/ Sidney F. Jones, Jr.
- -----------------------------------     -------------------------------------
John A. Moran                           Sidney F. Jones, Jr.


      /s/ Pat Rutherford                         /s/ Pat Rutherford
- -----------------------------------     -------------------------------------
For and on behalf of                    For and on behalf of
PRRTHAI, INC.                           THAIPRR, L.P.


      /s/ John A. Moran                          /s/ John A. Moran
- -----------------------------------     -------------------------------------
For and on behalf of                    For and on behalf of
JAMTHAI, INC.                           THAIJAM, L.P.


    /s/ Sidney F. Jones, Jr.                  /s/ Sidney F. Jones, Jr.
- -----------------------------------     -------------------------------------
For and on behalf of                    For and on behalf of
SFJTHAI, INC.                           THAISFJ, L.P.


    /s/ Michael D. McCoy
- -----------------------------------     -------------------------------------
For and on behalf of                    For and on behalf of
MDMTHAI, INC.                           SRRTHAI, L.P.



- -----------------------------------
For and on behalf of
RED OAK HOLDINGS, INC.

SHARE PLEDGORS

We hereby agree to the above.

Dated:              May 28, 1996


      /s/ Pat Rutherford
- -----------------------------------     -------------------------------------
For and on behalf of                    For and on behalf of
Rutherford Moran Oil                    Red Oak Holdings, Inc.
Corporation


      /s/ Pat Rutherford                        /s/ Pat Rutherford
- -----------------------------------     -------------------------------------
For and on behalf of                    For and on behalf of
PRRTHAI, INC.                           THAIPRR, L.P.


        /s/ John A. Moran                       /s/ John A. Moran
- -----------------------------------     -------------------------------------
For and on behalf of                    For and on behalf of
JAMTHAI, INC.                           THAIJAM, L.P.


    /s/ Sidney F. Jones, Jr.                 /s/ Sidney F. Jones, Jr.
- -----------------------------------     -------------------------------------
For and on behalf of                    For and on behalf of
SFJTHAI, INC.                           THAISFJ, L.P.


     /s/ Michael D. McCoy
- -----------------------------------     -------------------------------------
For and on behalf of                    For and on behalf of
MDMTHAI, INC.                           SRRTHAI, INC.

LOAN NOTE PLEDGORS

We hereby agree to the above.

Dated: May 28, 1996


      /s/ Pat Rutherford
- -----------------------------------     -------------------------------------
For and on behalf of                    For and on behalf of
Rutherford Moran Oil                    Red Oak Holdings, Inc.
Corporation


      /s/ Pat Rutherford                         /s/ Pat Rutherford
- -----------------------------------     -------------------------------------
For and on behalf of                    For and on behalf of
PRRTHAI, INC.                           THAIPRR, L.P.


      /s/ John A. Moran                        /s/ John A. Moran
- -----------------------------------     -------------------------------------
For and on behalf of                    For and on behalf of
JAMTHAI, INC.                           THAIJAM, L.P.


     /s/ Sidney F. Jones, Jr.                 /s/ Sidney F. Jones, Jr.
- -----------------------------------     -------------------------------------
For and on behalf of                    For and on behalf of
SFJTHAI, INC.                           THAISFJ, L.P.


    /s/ Michael D. McCoy                      /s/ Susan R. Rutherford
- -----------------------------------     -------------------------------------
For and on behalf of                    For and on behalf of
MDMTHAI, INC.                           SRRTHAI, L.P.

                                     ANNEX I

                              CONDITIONS PRECEDENT

1. A copy of the constitutional documents currently in force of the Borrower if amended since they were delivered to the Bank in connection with the Loan Agreement or, if not amended, a certificate to that effect from an officer of the Borrower.

2. A copy of all corporate authorisations and resolutions required for the execution, delivery and performance of this Letter by the Borrower and authorising a specified person or persons to execute this Letter on behalf of the Borrower.

3. A copy of the constitutional documents currently in force of each Share Pledgor if amended since they were delivered to the Bank in connection with the Sixth Amendment Agreement or, if not amended, a certificate to that effect from an officer of the relevant company.

4. A copy of all corporate authorisations and resolutions required for the execution, delivery, and performance of this Letter by each (corporate) Sponsor, each Share Pledgor and each Loan Note Pledgor and authorising a specified person or persons to execute this Letter on behalf of the respective party.

5. A copy of all other resolutions, authorisations, approvals, consents, licences, exemptions, filings and registrations necessary or desirable in connection with the execution, delivery, performance, validity and enforceability of the Documents (and the Finance Documents as amended thereby).

6. A copy of the Joint Operating Agreement if amended since it was last delivered to the Bank in connection with the Loan Agreement or, if not amended, a certificate to that effect from an officer of the Borrower.

7. A copy of the Concession Agreement if amended since it was last delivered to the Bank in connection with the Loan Agreement or, if not amended, a certificate to that effect from an officer of the Borrower.

8.   A copy of all documents of title pursuant to which the Borrower acquired a
     14.67480 per cent interest in the Tantawan Area from Maersk Oil (Thailand) Ltd if amended since they were last delivered to the Bank in connection with the First Amendment Agreement or, if not amended, a certificate to that effect from an officer of the Borrower and a copy of all other Maersk Transfer Documents.

9. A copy of the Management Services Agreement if amended since it was last delivered to the Bank in connection with the Loan Agreement, or if not amended, a certificate to that effect from an officer of the Borrower.

10. This Letter duly countersigned by each of the Borrower, the Sponsors, the Share Pledgors and the Loan Note Pledgors.

Each copy document specified above shall be certified by a duly authorised officer of the Borrower as being correct, complete and in full force and effect as at a date no earlier than the date of this Letter. Where a duly authorised officer of the Borrower is required to give certificates in respect of any of the above items, the Bank will accept one global certificate in lieu of individual certificates.

                                    SCHEDULE

A. LOAN AGREEMENT

1. Borrower:                Thai Romo Limited

2. Facility Amount:         US $47,000,000

3. Loan Agreement Date:     28th November, 1994 (the date of the Loan Agreement
                            as amended by):

                            (a)  Letter Agreements dated 7th April, 1995,
                                 31st May, 1995, 14th June, 1995, 30th June,
                                 1995 and 7th July, 1995 between the Bank, the Borrower, the Sponsors, amongst others;

                            (b) amendment agreements dated 29th December, 1995, 22nd April, 1996 and on or about
                                 29th May, 1996 between, amongst others, the Borrower, the Bank and the Participant;

B. PARTICIPATION

1. Participated Facility:   $47,000,000

2. Participated Amount:     $22,000,000 (payable in Baht as provided for
                            herein)

3. Participant's Percentage:

   (a) in the event that the total amount of Loans disbursed and outstanding on a given date (taking account of Loans to be disbursed on any Drawdown Date (as defined in Clause 2.3) (the "DISBURSED LOANS")) is less than or equal to $44,000,000, fifty per cent (50%); or otherwise

   (b)                      22,000,000/y %

      where y equals the Disbursed Loans, but provided that Participant's participation in the Disbursed Loans shall not exceed $22,000,000.

4. Commencement Date:       29th December, 1995

5. Advances outstanding under the Participated Facility on the Commencement
   Date:

   Description              Applicable Payment Clause

   $21,000,000              2.1

6. Participant's Margin for Interest:4%

7. Fees to which the Participation Agreement applies:

   0.25% of $22,000,000, such amount having been paid shortly after the Commencement Date

C. ACCOUNTS

1. Bank's Account(s):       The Chase Manhattan Bank, N.A., New York account
                            The Chase Manhattan Bank, N.A., Bangkok Branch
                            Account No. 001-0-954006

2. Participant's Account(s):

   Participant's Baht Account:   Account No. 658-0-11553-0 with The Chase
                                 Manhattan Bank, N.A., Bangkok Branch